UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: March 18, 2009
DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23
EX-99.1

Section 8. Other Events
Item 8.01. Other Events
On March 18, 2009, Dole Food Company, Inc. will be providing certain information to purchasers of Dole’s new senior secured notes due 2014. This information includes Dole’s audited financial statements for the three years ended January 3, 2009 attached as Exhibit 99.1 hereto. Dole Food Company, Inc., as a voluntary filer, is not subject to Regulation FD and accordingly this information is filed under Item 8.01.
Section 9. Financial Statement and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:
23*	Consent of Deloitte & Touche, LLP.

99.1*	Audited financial statements for the three years ended January 3, 2009.

*	Filed herewith

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 18, 2009	Dole Food Company, Inc. Registrant
	By:	/s/ Joseph S. Tesoriero
Joseph S. Tesoriero
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
23*	Consent of Deloitte & Touche, LLP.

99.1*	Audited financial statements for the three years ended January 3, 2009.

*	Filed herewith

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